UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2016

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37906	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

65 East 55th Street, 18th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 593-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 10, 2016, the shareholders of Avista Healthcare Public Acquisition Corp. (the “Company”) approved, pursuant to a special resolution by unanimous written consent, an amendment (the “Amendment”) to the Company’s Amended and Restated Memorandum and Articles of Association (as so amended, the “Articles”).  The Amendment requires that any amendment to the provisions of the Articles providing public shareholders with the right to redeem their public shares in the circumstances provided therein prior to completion of a business combination shall require the approval of the holders of 100% of the ordinary shares then-outstanding.

A copy of the Articles is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference, and the foregoing description of the Articles is qualified in its entirety by reference thereto.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The information set forth under item 5.03 is incorporated herein by reference.

Item 8.01                      Other Events.

On October 14, 2016, the Company consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Ordinary Share”), and one warrant of the Company (“Warrant”) to purchase one-half of one Ordinary Share. Two Warrants may be exercised for one whole Class A ordinary share at a price of $11.50 per whole share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $300,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 16,000,000 warrants (the “Private Placement Warrants”), at a purchase price of $0.50 per Private Placement Warrant, to the Company’s sponsor, Avista Acquisition Corp. (the “Sponsor”), and the Company’s independent directors (collectively with the Sponsor, the “Initial Shareholders”), generating gross proceeds to the Company of $8,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Initial Shareholders have agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Initial Shareholders or their permitted transferees, and they may be exercised by the Initial Shareholders and their respective permitted transferees on a cashless basis.

A total of $300,000,000, comprised of $294,000,000 of the proceeds from the IPO, including $10,500,000 of the underwriters’ deferred discount and $6,000,000 of the proceeds of the sale of the Private Placement Warrants, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Articles to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

On October 10, 2016, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company registration statement (File No. 333-213465):

•                  A Warrant Agreement, dated as of October 10, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•                  A Letter Agreement, dated October 10, 2016, among the Company, its officers and directors and Avista Acquisition Corp.

•                  An Investment Management Trust Agreement, dated as of October 10, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•                  A Registration Rights Agreement, dated as of October 10, 2016, among the Company, Avista Acquisition Corp. and certain other security holders named therein.

•                  A Private Placement Warrants Purchase Agreement, dated as of October 10, 2016, among the Company, Avista Acquisition Corp. and certain other purchasers named therein.

•                  An Administrative Services Agreement, dated October 10, 2016, between the Company and Avista Capital Holdings, L.P.

On October 10, 2016, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01                   Financial Statements and Exhibits.

(d)          Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Memorandum and Articles of Association.

4.4	Warrant Agreement, dated as of October 10, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 10, 2016, among the Company, its officers and directors and Avista Acquisition Corp.

10.2	Investment Management Trust Agreement, dated as of October 10, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated as of October 10, 2016, among the Company, Avista Acquisition Corp. and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated as of October 10, 2016, among the Company, Avista Acquisition Corp. and certain other purchasers named therein.

10.5	Administrative Services Agreement, dated October 10, 2016, between the Company and Avista Capital Holdings, L.P.

99.1	Press Release, dated October 10, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2016	By:	/s/ Ben Silbert
	Name:	Ben Silbert
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

3.1	Amended and Restated Memorandum and Articles of Association.

4.4	Warrant Agreement, dated as of October 10, 2016, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 10, 2016, among the Company, its officers and directors and Avista Acquisition Corp.

10.2	Investment Management Trust Agreement, dated as of October 10, 2016, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated as of October 10, 2016, among the Company, Avista Acquisition Corp. and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated as of October 10, 2016, among the Company, Avista Acquisition Corp. and certain other purchasers named therein.

10.5	Administrative Services Agreement, dated October 10, 2016, between the Company and Avista Capital Holdings, L.P.

99.1	Press Release, dated October 10, 2016.